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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 28, 2004



                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)


        Florida                        000-23449                 59-2935028
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(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     Of incorporation)                                       Identification No.)




                              312 West First Street
                             Sanford, Florida 32771
                    (address of principal executive offices)
                  Registrant's telephone number: (407) 323-1833







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ITEM 5.   Other Events and Regulation FD Disclosure

On January 28, 2004, Federal Trust Corporation issued a press release announcing a $0.02 per share cash dividend to shareholders of record on February 9, 2004, to be paid on February 25, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this report.

ITEM 12.  Results of Operation and Financial Condition

On January 28, 2004, Federal Trust Corporation issued a press release announcing its financial results for the fiscal year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date:   January 29, 2004
                                        Federal Trust Corporation
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                                        (Registrant)


                                        By:/s/ Gregory E. Smith
                                        -----------------------
                                            Gregory E. Smith
                                            Chief Financial Officer
                                            (407) 323-1833